January 16, 2024

BNY Mellon ETF Trust

BNY Mellon Sustainable US Equity ETF

BNY Mellon Sustainable International Equity ETF

BNY Mellon Sustainable Global Emerging Markets ETF

Supplement to the Summary Prospectuses, Prospectus

and Statement of Additional Information

The Board of Trustees of BNY Mellon ETF Trust (the "Trust") has approved the closing and liquidation of each of BNY Mellon Sustainable US Equity ETF, BNY Mellon Sustainable International Equity ETF, and BNY Mellon Sustainable Global Emerging Markets ETF (each, a "Fund" and collectively, the "Funds"), each a series of the Trust.

Each Fund will create and redeem creation units through the close of business on February 14, 2024, which will also be the last day of trading of each Fund's shares on the NYSE Arca, Inc., each Fund's principal U.S. listing exchange. Each Fund intends to complete the liquidation of its assets, cease operations, and distribute proceeds to shareholders of record on or about February 21, 2024 (the "Liquidation Date"). Shareholders of record of each Fund on the Liquidation Date will receive cash equal to the net asset value of their shares as of such date (the "Liquidating Distribution").

Prior to the Liquidation Date, each Fund will be in the process of closing down and liquidating its portfolio. During this time, all or a portion of a Fund may not be invested in a manner consistent with its stated investment strategy, which may prevent the Fund from achieving its investment objective. Each Fund's shareholders may sell their Fund holdings on the NYSE Arca, Inc. through February 14, 2024, after which the Fund's shares will no longer trade on the NYSE Arca, Inc. Customary brokerage charges may apply to such transactions. From February 15, 2024 through the Liquidation Date, shareholders will be unable to sell their shares on the NYSE Arca, Inc.

While shareholders remaining in the Funds on the Liquidation Date will not incur transaction fees, shareholders generally will recognize a capital gain or loss in connection with the Liquidating Distribution. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation of their Fund(s). The Liquidation Date and payment of the Liquidating Distribution with respect to a Fund may occur prior to the date listed above.

ETFS-STK-0124